SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2007 (November 30, 2007)

BREK ENERGY CORPORATION
(Exact name of Company as specified in Charter)

Nevada	000-27753	98-0206979
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

3388 Via Lido, Fourth Floor
Newport Beach, California 92663
(Address of Principal Executive Offices)

866-472-2987
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

This amendment to Current Report on Form 8-K is being filed to provide the required pro forma financial information to the Current Report on Form 8-K filed by Brek Energy Corporation on December 10, 2007 which disclosed information relating to the spin-off of Rock City Energy Corporation.

Item 9.01 Financial Statements and Exhibits

(a) The pro forma unaudited condensed consolidated balance sheet of Brek Energy Corporation as of September 30, 2007 and the related statements of operations for the period ended September 30, 2007 and for the year ended December 31, 2006 are filed herewith as Exhibit 99.

(b) Exhibits
                                      Exhibit 99 Pro forma financial statements of Brek Energy Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREK ENERGY CORPORATION

/s/ Richard N. Jeffs
Richard N. Jeffs, Chief Executive Officer
Dated: December 12, 2007